UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2015 (July 15, 2015)

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Fifth Amendment to the Amalgamation Agreement

On July 15, 2015, AXIS Capital Holdings Limited, a Bermuda exempted company (“AXIS” or the “Company”), and PartnerRe Ltd., a Bermuda exempted company (“PartnerRe”), entered into the Fifth Amendment to the Agreement and Plan of Amalgamation (the “Fifth Amendment”), further amending the Agreement and Plan of Amalgamation originally entered into by and between PartnerRe and AXIS, dated as of January 25, 2015 and which was thereafter amended on February 17, 2015, March 10, 2015, March 31, 2015 and May 3, 2015 (as amended to date, the “Amalgamation Agreement”). Pursuant to the Amalgamation Agreement, subject to the satisfaction or waiver of certain conditions, PartnerRe will amalgamate with AXIS (the “Amalgamation”) and the amalgamated company will continue as a Bermuda exempted company (the “Amalgamated Company”).

The Fifth Amendment permits PartnerRe to effect payment of an extraordinary cash dividend in an amount of $17.50 in respect of each common share of PartnerRe that, immediately prior to the consummation of the Amalgamation (the “Effective Time”), is either issued and outstanding or underlies certain share-based equity awards granted by PartnerRe to certain of its directors and employees. The extraordinary cash dividend will be paid at or immediately following the Effective Time, although such payment is conditioned upon the consummation of the Amalgamation. PartnerRe will also equitably adjust the exercise price of and, if applicable, the number of PartnerRe common shares covered by, each vested and unvested option and share appreciation right to account for the extraordinary cash dividend. PartnerRe will be permitted to incur indebtedness of up to $300 million in order to pay the special dividend, provided that AXIS is first offered the opportunity to fund all or any part of such indebtedness on mutually agreed terms prior to PartnerRe seeking any debt financing from third parties.

The Fifth Amendment removes the condition that PartnerRe’s obligation to close the Amalgamation is conditioned on the absence of a three notch rating downgrade from A.M. Best for AXIS’ insurance subsidiaries domiciled in Bermuda, and the reciprocal condition for AXIS as it applies to the A.M. Best ratings of PartnerRe’s insurance subsidiaries domiciled in Bermuda.

The Fifth Amendment also provides that the Amalgamated Company will launch an exchange offer to exchange newly issued preferred shares of the Amalgamated Company for each series of preferred shares of the Amalgamated Company held by PartnerRe preferred shareholders at the Effective Time, subject to the Amalgamated Company obtaining a private letter ruling from the Internal Revenue Service to the effect that such issuance of preferred shares pursuant to the proposed exchange offer would not result in a “listed transaction” or otherwise expose the holders of Amalgamated Company stock to tax shelter reporting obligations. The newly issued preferred shares received in the exchange offer will reflect a 100 basis point increase in the current dividend rate applicable to the relevant series of PartnerRe preferred shares, and subject to certain exceptions, an extended redemption date of the later of (a) the fifth anniversary of the date of issuance and (b) January 21, 2021. The terms of the newly issued preferred shares will be otherwise identical in all material respects to the applicable existing PartnerRe preferred shares. PartnerRe and AXIS have undertaken to use commercially reasonable efforts until the earlier of (i) the receipt of such private letter ruling from the IRS and (ii) December 31, 2016, to obtain such a ruling, and have agreed that the Amalgamated Company will use commercially reasonable efforts to launch the exchange offer for PartnerRe preferred shares promptly upon the receipt of such a ruling.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On and after July 16, 2015, representatives of the Company will present the information described in the slides attached hereto to various investors.

The presentation will include the slides attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The preceding information, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless the Company expressly so incorporates such information by reference.

Item 8.01.	Other Events.

On July 16, 2015, the Company and PartnerRe issued a joint press release announcing that they had entered into the Fifth Amendment. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

2.1	Fifth Amendment to the Agreement and Plan of Amalgamation, dated as of July 15, 2015, by and between PartnerRe Ltd. and AXIS Capital Holdings Limited

99.1	Investor Presentation

99.2	Press Release dated July 16, 2015

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between PartnerRe Ltd. (“PartnerRe”) and AXIS Capital Holdings Limited (“AXIS”). In connection with this proposed business combination, PartnerRe and AXIS have filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), and a definitive joint proxy statement/prospectus of PartnerRe and AXIS and other documents related to the proposed transaction. This communication is not a substitute for any such documents. The registration statement was declared effective by the SEC on June 1, 2015 and the definitive proxy statement/prospectus has been mailed to shareholders of PartnerRe and AXIS. INVESTORS AND SECURITY HOLDERS OF PARTNERRE AND AXIS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement has been mailed to shareholders of PartnerRe and AXIS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by PartnerRe and/or AXIS through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by PartnerRe are available free of charge on PartnerRe’s internet website at http://www.partnerre.com or by contacting PartnerRe’s Investor Relations Director by email at robin.sidders@partnerre.com or by phone at 1-441-294-5216. Copies of the documents filed with the SEC by AXIS are available free of charge on AXIS’ internet website at http://www.axiscapital.com or by contacting AXIS’ Investor Relations Contact by email at linda.ventresca@axiscapital.com or by phone at 1-441-405-2727.

Participants in Solicitation

PartnerRe, AXIS, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of PartnerRe is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 1, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which was filed with the SEC on May 4, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on January 29, 2015, May 16, 2014 and March 27, 2014. Information about the directors and executive officers of AXIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 23, 2015, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which was filed with the SEC on May 4, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on March 11, 2015, January 29, 2015, August 7, 2014, June 26, 2014, March 27, 2014 and February 26, 2014.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PartnerRe and AXIS are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “illustrative,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PartnerRe and AXIS, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PartnerRe’s and AXIS’ most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•	the failure to obtain the approval of shareholders of PartnerRe or AXIS in connection with the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	AXIS’ or PartnerRe’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•	the ability of either PartnerRe or AXIS to effectively integrate their businesses; and

•	the diversion of management time on transaction-related issues.

PartnerRe’s forward-looking statements are based on assumptions that PartnerRe believes to be reasonable but that may not prove to be accurate. AXIS’ forward-looking statements are based on assumptions that AXIS believes to be reasonable but that may not prove to be accurate. Neither PartnerRe nor AXIS can guarantee future results, level of activity, performance or achievements. Moreover, neither PartnerRe nor AXIS assumes responsibility for the accuracy and completeness of any of these forward-looking statements. PartnerRe and AXIS assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2015

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr.
General Counsel

EXHIBIT INDEX

Exhibit No	Description

2.1	Fifth Amendment to the Agreement and Plan of Amalgamation, dated as of July 15, 2015, by and between PartnerRe Ltd. and AXIS Capital Holdings Limited

99.1	Investor Presentation

99.2	Press Release dated July 16, 2015